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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of report: August 6, 2004

                 Date of earliest event reported: June 28, 2004


                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-21052                    35-1828377
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


555 Theodore Fremd Avenue, Rye, New York                             10580
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (914) 967-9400
                                                           --------------



         (Former name or former address, if changed since last report.)


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         This Form 8-K/A amends the current report on Form 8-K dated July 12,
2004 to include Item 7(a) Financial Statement of the Acquired Business and Item 7 (b) Pro Forma Financial Information.


Item 7. Financial Statements and Exhibits

        (a)  Financial statements of business acquired.

             (i) The audited consolidated balance sheet of Bicycle Holding, Inc. and subsidiaries ("BHI") as of September 28, 2003 and the related consolidated statements of operations and comprehensive income, stockholders' equity and cash flows for the year then ended and the unaudited consolidated balance sheet of BHI as of March 28, 2004 and the related unaudited consolidated statements of operations and comprehensive income and cash flows for each of the six-months ended March 30, 2003 and March 28, 2004, attached hereto as Exhibit 99.1.

        (b)  Pro forma financial information.

             (i) Attached as Exhibit 99.2, the unaudited pro forma condensed consolidated financial statements for the year ended December 31, 2003 and as of and for the three months ended March 31, 2004 that gives pro forma effect to the acquisition of BHI and related financings.

        (c) Exhibits. The following exhibits are filed herewith as part of this report:

     Exhibit       Description
     -------       -----------

      99.1 The audited consolidated balance sheet of Bicycle Holding, Inc. and subsidiaries ("BHI") as of September 28, 2003 and the related consolidated statements of operations and comprehensive income, stockholders' equity and cash flows for the year then ended and the unaudited consolidated balance sheet of BHI as of March 28, 2004 and the related unaudited consolidated statements of operations and comprehensive income and cash flows for each of the six-months ended
                   March 30, 2003 and March 28, 2004.

      99.2 The unaudited pro forma condensed consolidated financial statements for the year ended December 31, 2003 and as of and for the three months ended March 31, 2004 that gives pro forma effect to the acquisition of BHI and related financings.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 6, 2004

                                            JARDEN CORPORATION


                                        By: /s/ Desiree DeStefano
                                            ----------------------------
                                            Name:  Desiree DeStefano
                                            Title: Senior Vice President